EXHIBIT 99.1

Phone: 800-213-0689 www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Email: Briana@NewEnergyTechnologiesInc.com

News Release

New Energy More Than Doubles Patent Portfolio for Novel Technology Able to Generate Electricity on Glass Windows

Columbia, MD – July 17, 2013 – New Energy Technologies, Inc. (OTCQB: NENE), developer of the world’s first-of-its-kind, see-through technology capable of generating electricity on glass and flexible plastics, announced today that the Company has successfully achieved a total of 21 new patent filings for protection of its proprietary SolarWindow™ technology, more than doubling the portfolio in only 12 months.

“Our technology has the capacity to turn ordinary glass windows in America’s 5 million skyscrapers and commercial towers into power generators -- a huge commercial opportunity,” explained Mr. John A. Conklin, President and CEO of New Energy Technologies, Inc.

“As we continue to make important strides towards commercial manufacturability of our SolarWindow™, it is becoming increasingly important to ensure that various patent protections are secured immediately.” New Energy’s patent filings include a combination of US and international jurisdictions, and cover various methods, materials, and product implementations.

Novel to the Company’s technology is its ability to generate electricity on various surfaces when electricity-generating coatings are sprayed or otherwise applied at room temperature, thus lowering production costs and manufacturing time.

Important SolarWindow™ Features

•	Generating Electricity on Glass Windows and See-Through Films
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SolarWindow™ generates electricity and remains see-through on glass windows and plastics similar to commercially-available window tint films. Conventional ‘thin film’ and solar photovoltaic (PV) panels are dark and obscure, nearly impossible to see through.

•	Spray-On Electricity-Generating Power Plants
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SolarWindow™ electricity-generating coatings can be applied using various low-cost production methods, and can even be sprayed on to glass and plastics. This cannot be achieved with traditional PV manufacturing methods.

•	Lower Cost, Room Temperature Production
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SolarWindow™ processing can be performed at room (ambient) temperature and pressure, unlike conventional thin-film PV, which typically requires high temperature and pressure (high negative or high positive pressure) sensitive manufacturing methods that usually add to the high costs of currently-available PV production.

•	Electricity from Artificial Light
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Most conventional PV systems rely on near direct exposure to natural sunlight. SolarWindow™ technology uses artificial light energy, such as fluorescent lighting typical in office buildings, as well as natural light energy to generate electricity, and is capable of producing electricity with indirect or low-light conditions.

•	Shaded Exposures where Sunlight is Limited
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SolarWindow™ can be applied to all four sides of a building (including shaded areas) and operate during varying weather seasons, in low-light conditions, and from indirect sunlight, unlike current conventional solar PV technologies, which largely depends on near direct exposure to sunlight.

•	Electricity-Generating Flexible Surfaces
o	SolarWindow™ has been shown to generate electricity on flexible plastics, while today’s conventional PV competing technologies are thick and rigid and cannot be similarly applied.

Currently under development for eventual commercial deployment in the estimated 85 million commercial buildings and detached homes in America, SolarWindow™ is the subject of twenty-one (21) patent filings and is the world’s first-of-its-kind see-through technology capable of generating electricity on glass windows and flexible plastics.

To view a video introduction of New Energy Technologies’ SolarWindow™, please visit:
http://www.newenergytechnologiesinc.com/media/gallery/solarwindow-sketch-video.

Stayed tuned for updates to our website featuring our new logos.

About New Energy Technologies, Inc.
New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•
 MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of 45 US and International patent applications. An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

•
 SolarWindow™ technologies, which enable see-through windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings – the subject of 21 patent applications. These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation. Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start-up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

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For media inquiries please contact Jerry Schranz at jschranz@beckermanpr.com, or visit our Media Relations page for additional contact information:
http://www.newenergytechnologiesinc.com/media_relations.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.